Execution Version

SIXTH AMENDMENT TO CREDIT AGREEMENT
SIXTH AMENDMENT, dated as of November 9, 2016 (this “Amendment”), to the Credit Agreement, dated as of May 24, 2012 (as amended, amended and restated, modified or supplemented from time to time prior to the date hereof, the “Credit Agreement”), among EPE Acquisition, LLC, a Delaware limited liability company (successor-by-merger to EPE Holdings, LLC) (“Holdings”), EP Energy LLC (f/k/a Everest Acquisition LLC), a Delaware limited liability company and a wholly-owned subsidiary of Holdings (the “Borrower”), the banks, financial institutions and other lending institutions from time to time parties as lenders thereto (each a “Lender” and collectively, the “Lenders”), JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and as collateral agent for the Lenders, the swingline lender and an issuer of Letters of Credit, and each other Issuing Bank from time to time party thereto.
W I T N E S S E T H:
WHEREAS, the Borrower has requested that the definition of “Junior Liens” set forth in Section 1.1 of the Credit Agreement be amended to clarify that Liens securing other Indebtedness of the Borrower on any Term/Notes Priority Collateral are not strictly required to be senior to the Liens securing the Credit Agreement, but such Liens securing other Indebtedness may also be junior to the Liens securing the Credit Agreement.
WHEREAS, Section 13.1 of the Credit Agreement permits the Administrative Agent and/or the Collateral Agent and certain Lenders to enter into written amendments, supplements or modifications to the Credit Agreement and the other Credit Documents with the relevant Credit Parties.
WHEREAS, inasmuch as the requested amendment is beneficial to the Lenders and the other Credit Parties, the Lenders and the Credit Parties desire to amend the Credit Agreement on the terms set forth herein.
NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
ARTICLE I
Section 1.1.    Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement unless otherwise defined herein or the context otherwise requires.
ARTICLE II
Section 2.1.    Amendments. On the Amendment Effective Date (as defined below), the definition of “Junior Liens” set forth in Section 1.1 of the Credit Agreement will hereby be amended and restated in its entirety as follows (with the new language in bold underline for illustration purposes only):
“Junior Liens” means Liens on the Collateral (other than Liens securing the Obligations) that (i) with respect to the RBL Priority Collateral (as defined in the Senior Lien Inter-creditor Agreement), are subordinated to the Liens granted under the Credit Documents and (ii) with respect to the Term/Notes Priority Collateral, are junior to, pari passu with or senior to the Liens granted under the Credit Documents, in each case pursuant to the Senior Lien Intercreditor Agreement or another intercreditor agreement that is not materially less favorable to the Lenders than the Senior Lien Intercreditor Agreement (it being understood that Junior Liens are not required to be pari passu with other Junior Liens, and that Indebtedness secured by Junior Liens may have Liens that are senior in priority to, or pari passu with, or junior in priority to, other Liens constituting Junior Liens).
ARTICLE III
Section 3.1.    Conditions to Effectiveness. This Amendment shall become effective on the date (the “Amendment Effective Date”) on which:
(a)    The Administrative Agent shall have received this Amendment, executed and delivered by a duly authorized officer of each of the Borrower, Holdings and Lenders constituting at least the Majority Lenders; and
(b)    Each of the Borrower and Holdings shall have confirmed and acknowledged to the Administrative Agent, each Issuing Bank and the Lenders, and by its execution and delivery of this Amendment each of the Borrower and Holdings does hereby confirm and acknowledge to the Administrative Agent, each Issuing Bank and the Lenders, that (i) such Credit Party shall have taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment, (ii) the Credit Agreement and each other Credit Document to which it or any of its applicable Subsidiaries that are Credit Parties is a party constitutes the legal, valid and binding obligation of such Credit Party enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law) and (iii) no Default or Event of Default exists under the Credit Agreement or any of the other Credit Documents.
The Administrative Agent shall notify the Borrower and the Lenders of the Amendment Effective Date, and such notice shall be conclusive and binding.
Section 3.2.    Ratification. Each of the Borrower and Holdings (for itself and its applicable Subsidiaries that are Credit Parties) hereby (a) ratifies and confirms all of the Obligations under the Credit Agreement (as amended hereby) and the other Credit Documents related thereto, and, in particular, affirms that, after giving effect to this Amendment, the terms of the Security Documents secure, and will continue to secure, all Obligations thereunder, and (b) represents and warrants to the Lenders that as of the effectiveness of this Amendment (i) all of the representations and warranties contained in the Credit Document to which it is a party are true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of such date (except where such representations and warranties expressly relate to an earlier date, in which case, such representations and warranties shall have been true and correct in all material respects as of such earlier date) and (ii) no Default or Event of Default has occurred and is continuing.
Section 3.3.    Continuing Effect; No Other Amendments or Waivers. This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement and the other Credit Documents except as expressly stated herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrower that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Except as expressly waived hereby, the provisions of the Credit Agreement and the other Credit Documents are and shall remain in full force and effect in accordance with their terms.
ARTICLE IV
Section 4.1.    Counterparts. This Amendment may be executed in any number of separate counterparts by the parties hereto (including by telecopy or via electronic mail), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.
Section 4.2.    GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT A SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
Section 4.3.    FINAL AGREEMENT. THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS, WHICH SHALL INCLUDE THIS AMENDMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.
EPE ACQUISITION LLC (SUCCESSOR TO EPE HOLDINGS LLC)
By:        /s/ Dane Whitehead
    Name: Dane Whitehead
    Title: EVP and CFO
EP ENERGY LLC (F/K/A EVEREST ACQUISITION LLC)
By:        /s/ Dane Whitehead
    Name: Dane Whitehead
    Title: EVP and CFO

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender
By:     /s/ Jo Linda Papadakis
    Name: Jo Linda Papadakis
    Title: Authorized Officer
CITIBANK, N.A., as a Lender
By:     /s/ Phillip Ballard
    Name: Phillip Ballard
    Title: Vice President

BMO HARRIS FINANCING, INC., as a Lender
By:     /s/ Kevin Utsey
    Name: Kevin Utsey
    Title: Director

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender
By:     /s/ Mikhail Faybusovich
    Name: Mikhail Faybusovich
    Title: Authorized Signatory

By:     /s/ Lorenz Meier
    Name: Lorenz Meier
    Title: Authorized Signatory

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender
By:     /s/ Peter Cucchiara
    Name: Peter Cucchiara
    Title: Vice President

By:     /s/ Dusan Lazarov
    Name: Dusan Lazarov
    Title: Director

ROYAL BANK OF CANADA, as a Lender
By:     /s/ Matthias Wong
    Name: Matthias Wong
    Title: Authorized Signatory

UBS AG, STAMFORD BRANCH, as a Lender
By:     /s/ Houssem Daly
    Name: Houssem Daly
    Title: Associate Director, Banking Products
    Services, US

By:     /s/ Darlene Arias
    Name: Darlene Arias
    Title: Director

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender
By:     /s/ William M. Reid
    Name: William M. Reid
    Title: Authorized Signatory

By:     /s/ Trudy Nelson
    Name: Trudy Nelson
    Title: Authorized Signatory

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender
By:     /s/ Matthew Brice
    Name: Matthew Brice
    Title: Vice President

WELLS FARGO BANK, N.A., as a Lender
By:     /s/ Stephanie Harrell
    Name: Stephanie Harrell
    Title: Vice President

COMPASS BANK, as a Lender
By:     /s/ Kari McDaniel
    Name: Kari McDaniel
    Title: Vice President

SOCIETE GENERALE, as a Lender
By:     /s/ Max Sonnonstine
    Name: Max Sonnonstine
    Title: Director

SunTrust Bank, as a Lender
By:     /s/ John Kovarik
    Name: John Kovarik
    Title: Vice President

THE TORONTO-DOMINION (NEW YORK) LLC, as a Lender
By:     /s/ Annie Dorval
    Name: ANNIE DORVAL
    Title: AUTHORIZED SIGNATORY

SUMITOMO MITSUI BANKING CORPORATION, as a Lender
By:    /s/ Ryo Suzuki
    Name: Ryo Suzuki
    Title: General Manager

DNB CAPITAL LLC, as a Lender
By:    /s/ Joe Hykle
    Name: Joe Hykle
    Title: Vice President
By:    /s/ Jodie Gildersieeve
    Name: Jodie Gildersieeve
    Title: Vice President

BANK OF AMERICA, N.A., as a Lender
By:    /s/ Kenneth Phelan
    Name: Kenneth Phelan
    Title: Director

ING Capital LLC, as a Lender
By:    /s/ Scott Lamoreaux
    Name: Scott Lamoreaux
    Title: Director
By:    /s/ Josh Strong
    Name: Josh Strong
    Title: Director

MIZUHO BANK, LTD., as a Lender
By:    /s/ James R. Fayen
    Name: James R. Fayen
    Title: Managing Director

GOLDMAN SACHS BANK USA, as a Lender
By:    /s/ Ushma Dedhiya
    Name: Ushma Dedhiya
    Title: Authorized Signatory

SCOTIABANC INC., as a Lender
By:    /s/ J.F. Todd
    Name: J.F. Todd
    Title: Managing Director

THE BANK OF NOVA SCOTIA, as a Lender
By:    /s/ Alan Dawson
    Name: Alan Dawson
    Title: Director

Morgan Stanley Senior Funding, Inc., as a Lender
By:    /s/ Patrick Layton
    Name: Patrick Layton
    Title: Vice President

COMERICA BANK, as a Lender
By:    /s/ Jason M. Klesel
    Name: Jason M. Klesel
    Title: Relationship Manager

NOMURA CORPORATE FUNDING AMERICAS, LLC, as a Lender
By:    /s/ Sean P. Kelly
    Name: Sean P. Kelly
    Title: Managing Director